UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2015

Commission File Number: 000-53311

Jayhawk Energy, Inc.

(Exact name of registrant as specified in its charter)

Colorado	20-0990109
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

611 E. Sherman Ave., Coeur d’Alene, Idaho 83814

(Address of principal executive offices) (Zip Code)

208-667-1328

 (Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02

Entry into a Material Definitive Agreement

Effective April 30, 2015 JayHawk Energy, Inc. (the “Company” or “JayHawk”) entered into an Amendment to its outstanding Convertible Debentures (the “Amendment”) with Vast Exploration, LLC ("Vast").  The Amendment is attached hereto as Exhibit 99.01. On April 17, 2015, Vast acquired the outstanding Convertible Debentures from various institutional holders of the Convertible Debentures originally issued by the Company on or about December 11, 2009, December 30, 2009, April 22, 2010, and October 18, 2010 (collectively the “Convertible Debentures”). For more information regarding the Convertible Debentures, please refer to the Company’s Current Reports on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on December 14, 2009, December 31, 2009, April 20, 2010, October 19, 2010, February 17, 2012, and April 24, 2013.

Under the terms of the Amendment to Convertible Debentures the “Conversion Price” for the remaining entire outstanding balance owed by the Company under the Convertible Debentures has been reset to $.01 per share.

Also, under the terms of the Amendment to Convertible Debentures the “Derivative Provisions” located in each Convertible Debenture have been deleted.

No other terms of the Convertible Debentures were amended.

Vast is an affiliate of Vast Petroleum Corp. – an entity that entered into a joint development agreement for the Company’s oil and gas operations in Kansas in May 2014. Vast Petroleum Corp. was not a party to the Amendment.

Item 5.01

Changes in Control of Registrant

On April 30, 2015, Vast gave the Company written Notice of Conversion of four of the Convertible Debentures into the Company's common stock.

The Convertible Debentures to be converted into Company common stock are:

•

10% Senior Secured Convertible Debenture Due December 14, 2011, originally issued to Alpha Capital Anstalt on 12/31/09 with an original face value of $315,747.

•

10% Senior Secured Convertible Debenture Due December 14, 2011, originally issued to Momona Capital on 12/30/09 with an original face value of $33,333.

•

10% Senior Secured Convertible Debenture Due December 14, 2011, originally issued to Alpha Capital Anstalt on 4/21/10 with an original face value of $415,747.

•

10% Senior Secured Convertible Debenture Due December 14, 2011, originally issued to Ellis International Ltd on 4/21/10 with an original face value of $134,170.

Vast acquired the Convertible Debentures from their original holders in a transaction previously disclosed via Form 8-K filed with the SEC on April 21, 2015.  All of the outstanding principal and accrued interest on these four (4) Debentures totals $1,187,497.88 Dollars.  The conversion price is $0.01 per share.  The Company will issue 118,749,788 common shares to Vast as payment in full on these Debentures.   Following the conversion of these Debentures, Vast will continue to hold Debentures with principal and accrued interest totaling $1,079,964.38.

As a result of Vast's Debenture conversions, Vast will own 59.64% of the Company's voting common stock based on 199,125,629 issued and outstanding after the issuance of the conversion shares.  This percentage of common stock ownership represents majority voting control of the Company for most corporate purposes.

Scott Mahoney, the Chairman of the board for the Company, is the individual who possesses voting and dispositive authority on behalf of Vast.

Item 9.01

Financial Statements and Exhibits

The following Exhibits are filed herewith:

Exhibits

Number

Description

99.01

Amendment to Convertible Debentures

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JAYHAWK ENERGY, INC.

/s/ Kelly J. Stopher

______________________________

By:  Kelly J. Stopher

Title: Interim President/CEO, CFO